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                                                                  EXHIBIT 10.70



January 19, 1999


Dr. C.S. Park
President and Chief Executive Officer
Hyundai Electronics America
3101 N. First Street
San Jose, CA 95134

Re: Secondary Offering

Dear C.S.:

     Maxtor Corporation ("Maxtor") and Hyundai Electronics America ("HEA") have been discussing a proposed public offering of Maxtor Common Stock, including shares of Common Stock offered by HEA as selling stockholder, and shares of Common Stock underlying securities to be offered by a trust (the "Transaction"). In connection with the Transaction, Maxtor will file a registration statement with the Securities and Exchange Commission covering the Common Stock (the "Shares") offered in the transaction (together with any preliminary or final prospectus contained therein and any amendment or supplement thereto, the "Equity Registration Statement") and a trust (the "Trust") will file a registration statement with the Securities and Exchange Commission relating to certain securities (together with any preliminary or final prospectus contained therein and any amendment or supplement thereto, the "Trust Registration Statement").

     Maxtor and HEA are parties to a Stockholder Agreement dated as of June 25, 1998 (the "Stockholder Agreement") which among other things, provides HEA certain registration rights relating to Maxtor Common Stock beneficially owned by HEA. This agreement modifies and supplements the Stockholder Agreement which, except as expressly modified hereby, continues in full force and effect.

     1. Registration. HEA and Maxtor acknowledge that the registration of Common Stock owned by HEA under the Equity Registration Statement is registered pursuant to Section 3.3 of the Stockholder Agreement and HEA waives notice under the Stockholder Agreement.

     2. Registration Expenses. Notwithstanding Section 3.4 of the Stockholder Agreement, the parties agree that expenses incurred by Maxtor in connection with the Equity Registration Statement and the Trust Registration Statement shall be paid as follows:

         (a) All registration, qualification and filing fees, and blue sky fees and expenses shall be borne equally by Maxtor and HEA.

         (b) All fees and disbursements of counsel for Maxtor and HEA, and of Price Waterhouse Coopers LLP and Ernst and Young LLP, and printing expenses incurred, in connection with the Equity Registration Statement shall be borne equally by Maxtor and HEA,

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Dr. C.S. Park
January 19, 1999
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provided that all such fees and expenses directly attributable to the offering of securities by the trust shall be paid by HEA.

         (c) All expenses incurred by Maxtor relating to the Trust Registration Statement shall be paid by HEA.

         (d) All underwriting discounts and selling commissions applicable to the sale of the Shares shall be borne pro rata in proportion to the Shares covered by the Equity Registration Statement being sold by Maxtor and HEA, respectively (including for HEA the number of Shares underlying the securities offered by the Trust).


     3. Indemnification. HEA will hold harmless Maxtor and each underwriter of securities issued by the Trust and each other Person, if any, who controls Maxtor or such underwriter within the meaning of Section 15 of the Securities Act, and each officer, director, employee and advisor ("Controlling Person") of each of the foregoing, against any expenses, losses, claims, damages or liabilities, joint or several ("Losses"), to which Maxtor or such underwriter or Controlling Person may become subject under the Securities Act, any state securities law or otherwise, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in the Trust Registration Statement, or with respect to any information relating to the Trust or the offering of the Trust securities, contained in the Equity Registration Statement, or (ii) arise out of or are based upon the omission or alleged omission to state in the Trust Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to any information relating to the Trust or the offering of the Trust securities, contained in the Equity Registration Statement, or (iii) arise out of or are based upon any violation by HEA or the Trust or its Trustees of any rule or regulation promulgated under the Securities Act or any state securities law applicable to HEA or the Trust or its Trustees in connection with any registration, qualification or compliance; or (iv) arise out of or are based upon any action or inaction by HEA, the Trust or its Trustees, including any breach of fiduciary duty, and will reimburse Maxtor and each such underwriter and each such Controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss or action; provided, however, that HEA will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Registration Statement, in reliance upon and in conformity with written information furnished to HEA through an instrument duly executed by Maxtor or such underwriter specifically for use in the preparation thereof; and provided, further, that if any Losses arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, HEA shall not have any liability with respect thereto to any underwriter or any Person who controls such underwriter within the



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Dr. C.S. Park
January 19, 1999
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meaning of Section 15 of the Securities Act, if such underwriter delivered a copy of the preliminary prospectus to the Person alleging such Losses and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such Person at or prior to the written confirmation of the sale to such Person.

     Each party entitled to indemnification under this Section 3 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting thereon, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 except to the extent such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     4. Allocation of Overallotment Option. Maxtor and HEA agree that the underwriters' overallotment option with respect to Shares covered by the Equity Registration Statement shall be allocated as follows:

         (a) All Shares necessary to cover the exercise of the overallotment option with respect to the Trust Registration Statement shall be allocated to HEA; and

         (b) The remainder of the overallotment option to the extent exercised shall be allocated pro rata to Maxtor and HEA in the proportion to the shares covered by the Equity Registration Statement sold by Maxtor and HEA prior to the exercise of the overallotment option (not including Shares underlying the securities registered under the Trust Registration Statement).

     5. Miscellaneous.

                  The provisions set forth in Article V of the Stockholder Agreement shall apply to this letter agreement.

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Dr. C.S. Park
January 19, 1999
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     If you agree with the foregoing, please execute the enclosed copy of this letter and return the same to me. We look forward to working with HEA toward the successful completion of the Transaction.

                                       Very truly yours,

                                       /s/ Paul J. Tufano
                                       -------------------------------
                                       Paul J. Tufano
                                       Senior Vice President, Finance and
                                       Chief Financial Officer


Agreed to and Accepted
this 19th day of January, 1999

Hyundai Electronics America

/s/ C.S. Park
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C.S. Park
President and Chief Executive Officer